SEPARATION AGREEMENT, GENERAL RELEASE AND COVENANT NOT TO SUE

     This  Separation  Agreement,  General  Release  and  Covenant  Not  to  Sue
("Agreement") is made and entered into by and between Ralph D. Hartung (hereafter "EMPLOYEE") and MEMC Electronic Materials, Inc. (hereafter "MEMC"). In consideration of the following promises, the parties agree as follows:

     1. Separation from Employment. EMPLOYEE acknowledges that he will separate from employment with MEMC effective as of August 1, 1998 (hereafter "Separation Date"), which will be his last effective day of work. As of such Separation Date, EMPLOYEE's employment relationship with MEMC will end. MEMC and EMPLOYEE have agreed to settle all matters relating to EMPLOYEE's employment relationship with MEMC and the termination.

     2. Resignation of EMPLOYEE. EMPLOYEE tenders his resignation effective as of the Separation Date, which resignation is hereby accepted by MEMC. EMPLOYEE's MEMC personnel file will reflect a voluntary resignation.

     3. Payments and Benefits. MEMC shall provide the following to EMPLOYEE in consideration and in exchange for EMPLOYEE's promises and obligations herein so long as he submits this Agreement, properly executed, to MEMC on or before June 11, 1998 and adheres to the promises and agreements set out in this Agreement. The payments and benefits are made in lieu of any payments or benefits that might otherwise be available to EMPLOYEE arising out of his employment with MEMC.

          a. Separation Payments and Benefits. EMPLOYEE shall be entitled to the separation payments and benefits set forth on Exhibit A hereto as though EMPLOYEE were part of MEMC's Voluntary Separation Plan (including the Furloughed Early Retirement Plan). In addition, if prior to December 31, 1998, the MEMC Compensation Committee removes the 6% limitation on the amount of annual increases in base salary that may be taken into consideration for purposes of determining final average pay under the MEMC Pension Plan and the MEMC Supplemental Executive Pension Plan, then the pension benefits payable to EMPLOYEE under such plans will be determined (on a retroactive basis) without regard to such 6% limitation.

          b. Retention of Special Incentive Bonus. Effective as of March 24, 1998, EMPLOYEE entered into a Special Incentive Bonus Agreement pursuant to which EMPLOYEE was paid a sum of money in consideration for his agreement to continue employment with MEMC through June 30, 1999. Pursuant to said Special Incentive Bonus Agreement, EMPLOYEE is required to reimburse MEMC for the Advance Payment as defined in said agreement in the amount of $125,000 as a result of the termination of his employment with MEMC prior to June 30, 1999. However, MEMC hereby waives said requirement and EMPLOYEE shall be permitted to retain said Advance Payment in the amount of $125,000. Notwithstanding the foregoing, the Advance Payment shall not be considered for purposes of determining EMPLOYEE'S final average pay under the MEMC Pension Plan and the MEMC Supplemental Executive Pension Plan.

          c. International Assignment Letter of Agreement. MEMC and EMPLOYEE agree to comply with the terms of EMPLOYEE's International Assignment Letter of Agreement dated April 1, 1993, as modified by the memorandum to EMPLOYEE from Larry Norman dated January 8, 1998 addressing EMPLOYEE's repatriation from Italy to the United States (as so modified, the "International Assignment
               Agreement"). In connection with EMPLOYEE's international assignment, EMPLOYEE and MEMC agree to comply with the tax return preparation provisions (which provisions provide for the preparation of EMPLOYEE's tax returns at MEMC's expense for a specified period of time) of MEMC's International Assignment Policy (including the provisions addressing foreign tax credits).

     4. Agreement Not to File Suit. In consideration of the promises of MEMC set forth in this Agreement, EMPLOYEE agrees for himself and on behalf, as applicable, his heirs, beneficiaries, executors, administrators, successors, assigns, and anyone claiming through or under any of the foregoing, that he will not file or otherwise submit any charge, claim, complaint or action to any agency, court, organization, or judicial forum (nor will he permit any person, group of persons, or organization to take such action on his behalf) against MEMC, nor file any such charge, claim, complaint or action against any subsidiary, affiliate or parent company of MEMC, or any officer, agent, employee, successor or assign of any of MEMC or any of said entities, arising out of any actions or non-action on the part of MEMC or on the part of any such entity or any officer, agent or employee of MEMC or any such entity that occurred on or prior to the date of execution of this Agreement. Said claims, complaints and actions include, but are not limited to, (i) any breach of an actual or implied contract of employment between EMPLOYEE and MEMC, (ii) any claim of unjust, wrongful, or tortious discharge (including any claim of fraud, negligence, whistle blowing, or intentional infliction of emotional distress),
(iii) any claim of defamation or other common-law action, or (iv) any claim of violations arising under the Civil Rights Act of 1964, as amended, 42 U.S.C.
Section 2000e et seq., 42 U.S.C. Section 1981, the Age Discrimination in Employment Act, 29 U.S.C. Section 621 et seq., the American with Disabilities Act, 42 U.S.C. Section 12101 et seq., the Fair Labor Standards Act of 1938, as amended, 29 U.S.C. Section 201 et seq., the Rehabilitation Act of 1973, as amended, 29 U.S.C. Section 701 et seq., the Employee Retirement Income Security Act ("ERISA"), 29 U.S.C. Section 1001 et seq., or any other relevant federal, state, or local statute or ordinance.

     5. Release of Claims. EMPLOYEE hereby agrees for himself, and as applicable his heirs, beneficiaries, executors, administrators, successors, assigns and anyone claiming through or under any of the foregoing, to remise, release and forever discharge MEMC and the subsidiaries, affiliates, and parent companies of MEMC, and all officers, agents, employees, successors and assigns of MEMC or of said entities, from any and all matters, claims, demands, damages, causes of action, debts, liabilities, controversies, judgments and suits of every kind and nature whatsoever, foreseen, unforeseen, known or unknown, including claims, complaints and actions described in Paragraph 4, which have arisen or could arise between EMPLOYEE, on the one hand, and MEMC or said related entities, on the other hand, from matters which occurred on or prior to the date of execution of this Agreement, which matters include this Agreement and EMPLOYEE's separation of employment with MEMC.

     6. Release and Waiver of Other Claims. Except as expressly provided in this Agreement, EMPLOYEE agrees, for himself, and, as applicable, for and on behalf, of his heirs, beneficiaries, executors, administrators, successors, assigns, and anyone claiming through or under any of the foregoing, to further release and waive any claims related to pay, vacation pay, insurance or welfare benefits or any other benefits of employment with MEMC arising from events occurring on or prior to the date of execution of this Agreement. Notwithstanding any provision of this Agreement, this Agreement does not include any release or waiver of EMPLOYEE's non-forfeitable rights to his accrued benefits (within the meaning of Sections 203 and 204 of ERISA), if any, under the MEMC Pension Plan, MEMC Supplemental Executive Pension Plan and the MEMC Retirement Savings Plan, as such plans may hereafter be amended, which rights are not released hereby but survive unaffected by this Agreement. In addition, this Agreement does not include any release or waiver of EMPLOYEE'S rights existing as of the Separation Date under the MEMC Electronics Materials, Inc. Welfare Benefit Plan.

     7. Obligation Regarding Confidential Information. EMPLOYEE agrees that he has continuing obligations to MEMC pursuant to his Employment Agreement between him and MEMC dated March 17, 1989. Any violation of those obligations by EMPLOYEE constitutes a material breach of this Agreement and subjects the EMPLOYEE to forfeiture of all benefits and payments pursuant to this Agreement. MEMC expressly reserves the right to pursue all other legal remedies available to it by virtue of any breach of the Employment Agreement.

     8. Nondisparagement. EMPLOYEE represents that he will not, in any way, disparage MEMC nor any subsidiary, affiliate or parent of MEMC, or any officer, agent, employee, successor or assign of any of them, or make or solicit any comments, statements or the like to the media or to others that may be considered to be derogatory or detrimental to the good name or business reputation of any of the aforementioned persons or entities. MEMC represents that it will not, in any way, disparage EMPLOYEE, or make or solicit any comments, statements or the like to the media or to others that may be considered to be derogatory or detrimental to the good name or business reputation of EMPLOYEE.

     9. No Admission of Wrongdoing. The parties agrees that nothing in this Agreement is an admission by any party of any wrongdoing, either in violation of an applicable law or otherwise, and that nothing in this Agreement is to be construed as such by any person.

     10. Confidentiality of Agreement. EMPLOYEE agrees to keep the terms of this Agreement confidential except as he might be lawfully compelled to give testimony by a court of competent jurisdiction or as he may be required by law, regulation, governmental authority or similar body to disclose. This means that except as stated above, he will not, at any time, talk about, write about or otherwise publicize this Agreement, or its negotiation, execution or implementation, except with (1) an attorney who may be advising him in connection with it; (2) a financial consultant or executive outplacement counselor, and (3) his wife provided that said persons to whom disclosure is permitted pursuant to this sentence promise to keep the information that may be revealed to them confidential and not to disclose it to others.

     11. Knowing and Voluntary Agreement. EMPLOYEE hereto represents, declares and agrees that he voluntarily accepts the provisions of this Agreement for the purposes of making a full and final compromise, adjustment and settlement of all claims herein described. EMPLOYEE is advised to consult an attorney. EMPLOYEE understands the effect of signing this Agreement.

     12. Entire Agreement. This Agreement, when executed, contains the entire agreement between the parties and there are no other understandings or agreements, written or oral, between them on the subject except as expressly stated herein. This Agreement fully supersedes and replaces any and all prior agreements or understandings, if any, between EMPLOYEE and MEMC on any matter that is addressed in this Agreement. This Agreement cannot be amended or modified except by a written document signed by both MEMC and EMPLOYEE. Separate copies of this document shall constitute original documents which may be signed separately, but which together will constitute one single agreement.

     13. Governing Law; Invalidity of Provisions. This Agreement shall be construed and governed by the laws of the State of Missouri (except its laws and decisions regarding conflicts of law which shall be disregarded in their entirety). If any part or provision of this Agreement is determined to be invalid or unenforceable under applicable law, the validity or enforceability of the remaining provisions shall be unaffected. To the extent that any provision of this Agreement is adjudicated to be invalid or unenforceable because it is over broad, that provision shall not be void, but rather shall be limited only to the extent required by applicable law and enforced as so limited.

     14. Consequences of Violation of this Agreement. If EMPLOYEE violates any of his promises contained in this Agreement, then EMPLOYEE shall pay for all costs incurred by any of the released parties, including reasonable attorneys' fees, in defending against EMPLOYEE's claims. For example, if any released party is required to defend a lawsuit filed by EMPLOYEE or on his behalf that relates to EMPLOYEE'S employment or the termination of his employment, EMPLOYEE shall be liable for all expenses (including attorneys' fees) that are incurred in defending this suit. If MEMC violates any of its promises contained in this Agreement, then MEMC shall pay for all costs incurred by EMPLOYEE, including reasonable attorneys' fees, in enforcing EMPLOYEE's rights under this Agreement.

     15. Consideration Period. EMPLOYEE acknowledges that he has been given at least twenty-one (21) days within which to consider this Agreement before its execution. This Agreement shall not be effective until seven (7) calendar days after the date of execution by EMPLOYEE. During this seven-day period, EMPLOYEE may revoke this Agreement by notifying MEMC in writing. Upon expiration of the seven-day period, EMPLOYEE acknowledges that this Agreement becomes final and binding.

     16. By signing this Agreement, EMPLOYEE acknowledges:

          A.   HE HAS READ THIS AGREEMENT COMPLETELY.

          B.   HE  HAS  HAD  AN  OPPORTUNITY  TO  CONSIDER  THE  TERMS  OF  THIS
               AGREEMENT.

          C. HE HAS BEEN ADVISED TO CONSULT WITH AN ATTORNEY OF HIS CHOOSING PRIOR TO EXECUTING THIS AGREEMENT.

          D. HE KNOWS THAT HE IS GIVING UP IMPORTANT LEGAL RIGHTS BY SIGNING THIS AGREEMENT.

          E. HE UNDERSTANDS AND MEANS EVERYTHING THAT HE HAS SAID IN THIS AGREEMENT, AND HE AGREES TO ALL ITS TERMS.

          F. HE IS NOT RELYING ON MEMC OR ANY REPRESENTATIVE OF MEMC TO EXPLAIN THIS AGREEMENT OR HIS RIGHTS TO HIM

          G. HE HAS HAD AN OPPORTUNITY TO CONSULT AN ATTORNEY AND OTHER ADVISORS TO EXPLAIN THIS AGREEMENT AND ITS CONSEQUENCES TO HIM BEFORE HE SIGNED IT, AND HE HAS AVAILED HIMSELF OF THIS OPPORTUNITY TO WHATEVER EXTENT HE DESIRED.

          H. HE HAS SIGNED THIS AGREEMENT VOLUNTARILY AND ENTIRELY OF HIS OWN FREE WILL WITHOUT ANY PRESSURE FROM MEMC OR ANY REPRESENTATIVE OF MEMC.

                  [Remainder of Page Intentionally Left Blank.]

IN WITNESS WHEREOF, the undersigned parties have executed this SEPARATION AGREEMENT, GENERAL RELEASE AND COVENANT NOT TO SUE.


MEMC ELECTRONIC MATERIALS, INC.                EMPLOYEE

By: /s/ Klaus R. von Horde                     /s/ Ralph D. Hartung
    ---------------------------                ------------------------------
     Company Representative                    (Employee Signature)

   President, COO                              19 May 1998
   ----------------------------                ------------------------------
   Title                                       Date

   May 19, 1998
   ----------------------------
   Date

                                              MEMC Witness to EMPLOYEE Signature

                                              /s/ Huston E. Sherrill
                                              -------------------------------
                                              (Witness Signature)

                                              May 19, 1998
                                              -------------------------------
                                              (Date)

                                    Exhibit A

                        Separation Payments and Benefits

     Upon execution of the Agreement to which this Exhibit A is attached, EMPLOYEE shall be entitled to the following separation payments and benefits:

     1. Release Payment. EMPLOYEE shall recieve a lump sum payment of $263,942.30, representing one week's pay plus an additional two weeks' pay for each of whole year of service through the Separation Date (with each week of pay representing EMPLOYEE's current annual base salary divided by 52). Such payment will be paid within thirty (30) days after the Separation Date and will be subject to all withholding and deductions applicable to such compensation received by EMPLOYEE. This payment shall not be considered for purposes of determining EMPLOYEE'S final average pay under the MEMC Pension Plan and the MEMC Supplemental Executive Pension Plan.

     2. Vacation Pay. Payment of EMPLOYEE's accrued and unused vacation as of the Separation Date. Such payment will be subject to all withholding and deductions currently applicable to compensation received by EMPLOYEE.

     3. Pension Benefits. EMPLOYEE shall receive pension benefits under the MEMC Pension Plan and the MEMC Supplemental Executive Pension Plan as have been generally made available to highly compensated MEMC employees under the MEMC Voluntary Separation Plan (including the Furloughed Early Retirement Plan).

     4. Retiree Medical and Life Insurance. EMPLOYEE will be eligible for such retiree medical and life insurance under the MEMC Electronic Materials, Inc. Welfare Benefit Plan as have been generally made available to MEMC employees under the MEMC Voluntary Separation Plan (including the Furloughed Early Retirement Plan).

     5. Restricted Stock and Stock Options. EMPLOYEE's separation of employment from MEMC will be treated as a retirement for purposes of any restricted stock and stock options awarded to EMPLOYEE under the MEMC Electronic Materials, Inc. 1995 Equity Incentive Plan.